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                                                                    Exhibit 10.1

                            SELLER TRANSFER AGREEMENT


     THIS AGREEMENT is made as of July 9, 2002, among Delaware Securities Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Sponsor"), Delaware Bonds Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Seller"), and DEBI Equity, Inc., a corporation organized under the laws of the State of Delaware (the "Depositor").

                               W I T N E S S E T H

     WHEREAS, LNR CDO 2002-1 Ltd., an exempted company with limited liability incorporated under the Companies Law (2001 Second Revision) of the Cayman Islands (the "Issuer") and LNR CDO 2002-1 Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Co-Issuer" and, together with the Issuer, the "Co-Issuers"), intend to issue (i) $98,077,000 Class A Floating Rate Notes (the "Class A Notes"), (ii) $80,000,000 Class B Floating Rate Notes (the "Class B Notes"), (iii) $25,000,000 Class C 6.313% Notes (the "Class C Notes"), (iv) $45,000,000 Class D-FL Floating Rate Notes (the "Class D-FL Notes"), (v) $40,150,000 Class D-FX 6.727% Notes (the "Class D-FX Notes"), (vi) $21,000,000 Class E-FL Floating Rate Notes (the "Class E-FL Notes"), (vii) $22,000,000 Class E-FX 7.781% Notes (the "Class E-FX Notes"), (viii) $33,059,000 Class E-FXD 7.502% Notes (the "Class E-FXD Notes"),
(ix) $27,041,000 Class F-FL Floating Rate Notes (the "Class F-FL Notes") and (x) $25,000,000 Class F-FX 6.400% Notes (the "Class F-FX Notes"; and together with the Class A Notes, the Class B Notes, the Class C Notes, the Class D-FL Notes, the Class D-FX Notes, the Class E-FL Notes, the Class E-FX Notes, the Class E-FXD Notes and the Class F-FL Notes, the "Senior Notes");

     WHEREAS, the Issuer also intends to issue (i) $40,032,000 aggregate principal amount of Class G 6.400% Notes (the "Class G Notes"), (ii) $54,042,000 aggregate principal amount of Class H 6.400% Notes (the "Class H Notes"; and together with the Class G Notes and the Senior Notes, the "Notes") and (ii) $290,228,578 aggregate notional balance of Preferred Shares (the "Preferred Shares");

     WHEREAS, the Notes will be issued pursuant to an Indenture, dated as of July 9, 2002 (the "Indenture"), among the Co-Issuers and LaSalle Bank National Association, as trustee (together with any successor under the Indenture, the "Trustee");

     WHEREAS, the Seller intends to purchase certain commercial mortgage-backed securities (the "Sponsor Collateral Securities") from the Sponsor under the Sponsor Transfer Agreement, dated as of July 9, 2002 (the "Sponsor Transfer Agreement"), between the Seller and the Sponsor.

     WHEREAS, subject to the terms and conditions hereof, the Seller intends to sell the Sponsor Collateral Securities and certain other commercial mortgage-backed securities (the "Seller Collateral Securities," and together with the Sponsor Collateral Securities, the "Collateral Securities") owned by it to the Depositor and the Depositor intends to purchase the Collateral Securities and all payments and collections thereon after August 1, 2002 from the Seller in exchange for the Purchase Price (as defined herein), the Class G Notes, the Class H Notes and the Preferred Shares, as set forth

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on Schedule II hereto, and in connection therewith, the Sponsor intends to make the representations and warranties set forth herein with respect to the Collateral Securities;

     WHEREAS, the Depositor intends to sell such Collateral Securities, all payments and collections thereon after August 1, 2002 and its rights under this Agreement to the Issuer under the Depositor Transfer Agreement, dated as of July 9, 2002, between the Depositor and the Issuer;

     WHEREAS, the Issuer intends to pledge such Collateral Securities, all payments and collections thereon after August 1, 2002 and certain other collateral to the Trustee under the Indenture (capitalized terms used but not otherwise defined herein having the respective meanings set forth in the Indenture);

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

1.   Purchase and Sale of the Collateral Securities.

         (a) Subject to and upon the terms and conditions set forth in this Agreement, the Seller hereby sells and assigns to the Depositor, without recourse, and the Depositor hereby purchases and accepts, in each case, as of July 9, 2002 (the "Closing Date"), all of the Seller's right, title and interest in and to (i) each of the Collateral Securities set forth in Schedule I hereto and all amounts received or receivable with respect thereto, whether now existing or hereafter acquired, on and after August 1, 2002 and (ii) all of the Seller's rights under the Sponsor Transfer Agreement (but none of the obligations) and all the proceeds of the foregoing. Subject to the provisions hereof and of the Indenture, the Depositor or its assignees shall be entitled to exercise all of the rights of the Seller under the Sponsor Transfer Agreement as if, for such purpose, it were the Seller. The transfer to the Depositor of the Collateral Securities identified on Schedule I attached hereto shall be absolute and is intended by the Seller to constitute and to be treated as a sale of the Collateral Securities by the Seller to the Depositor.

         (b) In connection with such sale, the Depositor shall (i) pay to the Seller on the Closing Date, the aggregate purchase price in U.S. dollars equal to $402,949,012.46 (the "Purchase Price") and (ii) in partial consideration for the Collateral Securities, deliver the Class G Notes, the Class H Notes and the Preferred Shares (the "Retained Securities"), as set forth on Schedule II hereto to or at the direction of the Seller.

         (c) The sale and assignment of the Collateral Securities shall be made on or prior to the Closing Date at the time and in the manner agreed upon by the parties. Upon receipt of evidence of delivery or transfer of the Collateral Securities to the Trustee, as assignee of the Depositor, the Depositor shall pay the Purchase Price to the Seller on the Closing Date, in the manner agreed upon by the Seller and the Depositor, and shall deliver the Retained Securities in accordance with the instructions of the Seller set forth on Schedule II hereto.

2. Conditions. The obligations of the parties with respect to the Collateral Securities under this Agreement are subject to the following conditions:

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         (a) the representations and warranties contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing Date; and

         (b) on the Closing Date, counsel for the Depositor shall have been furnished with all such documents, certificates and opinions as they may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties, covenants or statements of the Sponsor and the Seller, the performance of any of the obligations of the Sponsor and the Seller hereunder or the fulfillment of any of the conditions herein contained.

3. Representations and Warranties of the Sponsor. The Sponsor hereby represents, warrants and covenants to the Depositor, its successors and assigns, with respect to itself and the Seller, that:

         (a) Each of the Sponsor and the Seller (i) is duly organized and validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized and (ii) has the full power and authority to execute, deliver, and perform its obligations under this Agreement. The Seller has the full power and authority to sell and assign the Collateral Securities to the Depositor.

         (b) This Agreement has been duly authorized by all necessary corporate action, has been duly executed and delivered by one or more duly authorized officers and is the valid and binding agreement of the Sponsor and the Seller enforceable against the Sponsor and the Seller in accordance with its terms subject, as to enforcement, (a) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Sponsor or the Seller and (b) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity).

         (c) (i) The Seller has either (x) not pledged, encumbered, assigned, transferred, conveyed, disposed of or terminated, in whole or in part, any of its right, title and interest in and to the Collateral Securities, or (y) caused the release of any pledge or encumbrance of its right, title and interest in any of the Collateral Securities and, in either case, on the Closing Date, the Seller is the sole owner of the Collateral Securities that are identified in
Schedule I, and has good and marketable title thereto, free and clear of any pledges, liens, security interests, claims, charges, or other encumbrances, and has the full right and authority to sell the Collateral Securities to the Depositor, and upon the delivery or transfer of such Collateral Securities to the Depositor as contemplated herein, the Depositor will receive good and marketable title to such Collateral Securities, free and clear of any pledges, liens, security interests, claims, charges, or other encumbrances, (ii) none of the execution, delivery or performance by the Seller or the Sponsor of this Agreement shall (a) conflict with, result in any breach of or constitute a default (or an event which, with the giving of notice or passage of time, or both, would constitute a default) under, any term or provision of the organizational documents of the Seller or the Sponsor, as applicable, or any material indenture, agreement or other material instrument to which the Seller or the Sponsor, as applicable, is a party or by which the Seller or the Sponsor, as applicable, is bound or (b) violate any provision of any law, rule, regulation, order, decree or determination applicable to the Seller or the Sponsor of any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or the Sponsor or their respective properties, (iii) no registration with, consent or approval of, or other action by, any federal, state or other governmental agency, authority,

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administrative or regulatory body, arbitrator, court or other tribunal, foreign or domestic, other than those registrations, consents, approvals or actions obtained or completed prior to the Closing Date, is required in connection with the execution, delivery and performance of this Agreement by the Seller or the Sponsor and the consummation by the Seller of the sale of the Collateral Securities and (iv) no proceedings are pending or, to the Sponsor's knowledge, threatened against the Sponsor or, to the Seller's knowledge, threatened against the Seller, before any federal, state or other governmental agency, authority, administrative or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which, singly or in the aggregate, could materially and adversely affect any action taken or to be taken by the Seller or the Sponsor, as applicable, under this Agreement.

          (d) The Seller has accounted for each sale of each Collateral Security hereunder, in its books and financial statements, as sales, consistent with United States generally accepted accounting principles.

          (e) The Seller and the Sponsor are currently solvent and able to pay their debts as they become due.


          (f) Schedule I attached hereto and the schedule of Collateral Securities attached to the Indenture is true and accurate in all material respects.

4. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Seller and the Sponsor, their successors and assigns, that

          (a) (i) It is duly organized and validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized and (ii) it has the requisite corporate power and authority to enter into and perform this Agreement.

          (b) This Agreement has been duly authorized by all necessary corporate action, has been duly executed and delivered by one or more duly authorized officers and is the valid and binding agreement of the Depositor enforceable against the Depositor in accordance with its terms subject, as to enforcement, (a) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Depositor and (b) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity).

5. Obligation Upon Breach of Representation and Warranty. Upon the discovery by the Sponsor, the Seller, the Issuer, the Depositor or the Trustee of a breach of any of the representations and warranties in Section 3 hereof that materially and adversely affects the interests of the holders of the Notes in the Collateral Securities or the value of the Collateral Securities, the person discovering such breach shall give prompt written notice to the Issuer, the Depositor, the Trustee, the Sponsor and the Seller, as applicable. Within 90 days of its discovery or its receipt of such notice of any such breach of the representations and warranties in Section 3 above, the Sponsor shall cause such breach to be cured in all material respects or, if the Sponsor is unable to cure such breach, the Sponsor shall, (y) substitute a Replacement Collateral Security for the Collateral Security as to which the misrepresentation exists (the "Defective Collateral Security"), in accordance with the procedures set forth in
Section 12.3 of the Indenture, and the Trustee shall deliver to the Sponsor

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the Defective Collateral Security or (z) if the Sponsor is unable to cure such breach and has not delivered a Replacement Collateral Security as provided in clause (y), repurchase the Defective Collateral Security at a purchase price equal to the principal amount thereof plus, without duplication, accrued interest thereon. A "Replacement Collateral Security" is a Collateral Security that either (i) satisfies the Replacement Criteria or (ii) as to which the Rating Condition is met. The "Replacement Criteria" with respect to a proposed Replacement Collateral Security will be satisfied if it (a) is rated by S&P and Moody's at least as high as the Defective Collateral Security it is replacing or, if such Replacement Collateral Security is not then rated by S&P, is rated by Moody's or Fitch at least one rating subcategory higher than the Defective Collateral Security it is replacing, (b) has an average life not more than 0.25 years shorter or longer than the average life of the Defective Collateral Security it is replacing, (c) has an outstanding principal amount at least equal to the Defective Collateral Security it is replacing, (d) has a stated interest rate of at least 6.44% per annum and (e) after giving effect to the substitution, does not result in and of itself in the Issuer owning a principal amount of any Underlying CMBS Series greater than the principal amount of such Underlying CMBS Series owned by the Issuer prior to such substitution. If the Sponsor elects to substitute a Collateral Security for a Defective Collateral Security under clause (y) above and it has within such 90 day period commenced and is diligently pursuing the Rating Agency review referred to under the definition of "Replacement Collateral Security" but such review is not completed within 90 days of the discovery or receipt of notice of breach, the Sponsor shall have an additional 90 days to complete such process. If after such additional period the Rating Agencies have not completed their review or the proposed substitute Collateral Security is determined by the Rating Agencies to be unacceptable, the Sponsor shall repurchase the related Defective Collateral Security pursuant to clause (z) above or deliver a Replacement Collateral Security within such period. The Sponsor shall reimburse the Depositor, the Issuer and the Trustee for all necessary and reasonable costs and expenses, including the costs and expenses of enforcement with respect to such Defective Collateral Security, and any applicable transfer taxes incurred in connection with such substitution or repurchase.

6.   Non-Recourse.

     (a) Notwithstanding anything to the contrary contained herein, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest or premium (if any) on the Collateral Securities, or for any claim based on payments due thereon, against the Sponsor, the Seller or any of their respective stockholders, directors, officers, agents or employees or successors and assigns of any of the foregoing, under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such persons be personally liable for any such amounts or claims, or liable for any defenses or any judgment based thereon or with respect thereto; provided, that the foregoing shall not (i) constitute a waiver of any rights of the Depositor or its assignees against the Sponsor or the Seller for breach of any representations, warranties or covenants contained herein, or (ii) be taken to prevent recourse by the Depositor to, and the enforcement of its rights against, the Collateral Securities or any obligor thereunder.

     (b) No recourse under any obligation, covenant or agreement of the Depositor contained in this Agreement shall be had against any incorporator, stockholder, officer, director or employee of the Depositor or successors and assigns of any of the foregoing, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being

                                       -5-

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expressly agreed and understood that this Agreement is solely a corporate obligation of the Depositor, and that no personal liability whatever shall attach to or be incurred by the incorporators, stockholders, officers, directors or employees of the Depositor, or any of them under or by reason of any of the obligations, covenants or agreements of the Depositor contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Depositor of any such obligations, covenants or agreements either at common law or at equity, or by statute or constitution, of every such incorporator, stockholder, officer, director or employee is hereby expressly waived as a condition of and in consideration for the execution of this Agreement, provided however, that nothing in this Section 6(b) shall relieve any of the foregoing persons or entities from any liability arising from his, her or its willful misconduct or intentional misrepresentation.

     (c) None of the following Persons shall be personally liable for any amounts payable, or performance due, under this Agreement: (i) any agent, partner, beneficiary, shareholder, member, officer, director or employee of the Issuer or of any Affiliate of the Issuer, (ii) any agent, partner, beneficiary, shareholder, member, policyholder, officer, director, employee of any Person described in the preceding clause (i) or (iii) any successor or assign of any Person described in either of the preceding clauses (i) and (ii).

     (d) Notwithstanding any other provision of this Agreement, neither the Sponsor nor the Seller, may, prior to the date which is one year and one day (or, if longer, the then applicable preference period) after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under federal, state, Cayman Island or other bankruptcy or similar laws. Nothing in this Section shall preclude, or be deemed to stop, the Sponsor or the Seller (i) from taking any action prior to the expiration of the aforementioned preference period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Seller or the Sponsor, as applicable or (ii) from commencing against the Issuer or the Co-Issuer any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

7.   Nonconsolidation.


     (a) The Seller shall maintain corporate records and books of account separate from those of the Depositor and the Issuer.

     (b) The resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the Seller as official records.

     (c) The Seller shall maintain an arm's-length relationship with the Depositor and the Issuer and shall not hold itself out as being liable for any indebtedness of the Depositor or the Issuer.

     (d) The Seller shall keep its assets and its liabilities wholly separate from those of the Depositor and the Issuer.


     (e) The Seller shall not mislead third parties by conducting or appearing to conduct business on behalf of the Depositor or the Issuer or expressly or impliedly representing or suggesting

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that the Seller is liable or responsible for any indebtedness of the Depositor or the Issuer or that the assets of the Seller are available to pay the creditors of the Depositor or the Issuer.

     (f) The Seller shall at all times have stationery and other business forms separate from those of the Depositor and the Issuer.

8. Change of Name, Etc. The Seller shall not change its name, identity or structure (including a merger) or the location of its state of organization or any other change which could render any UCC financing statement filed in connection with this Agreement, the Depositor Transfer Agreement, the Indenture or any other transaction document to become "seriously misleading" under the UCC, unless at least twenty (20) days prior to the effective date of any such change the Seller delivers to the Depositor, the Trustee and the Issuer such documents, instruments or agreements, executed by the Seller as are necessary to reflect such change and to continue the perfection of the Depositor's, the Issuer's and the Trustee's ownership interests or security interests in the Collateral.

9. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except upon the execution and delivery of a written agreement by the parties hereto.


10. Communications. Except as may be otherwise agreed between the parties, all communications hereunder shall be made in writing to the relevant party, by personal delivery or by courier or first-class registered mail, or the closest local equivalent thereto, or by facsimile transmission confirmed by personal delivery or by courier or first-class registered mail as follows:

To the Seller:         Delaware Bonds Holdings, Inc.
                       760 NW 107 Avenue
                       Miami, FL 33172
                       Attention: Ronald Schrager
                       Fax: (305) 226-3428

To the Sponsor:        Delaware Securities Holdings, Inc.
                       760 NW 107 Avenue
                       Miami, FL 33172
                       Attention: Ronald Schrager
                       Fax: (305) 226-3428

To the Depositor:      DEBI Equity, Inc.
                       760 NW 107 Avenue
                       Miami, FL 33172
                       Attention: Ronald Schrager
                       Fax: (305) 226-3428

or to such other address, telephone number or facsimile number as either party may notify to the other in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

11.  Governing Law and Consent to Jurisdiction.

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     (a)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof.

     (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any Appellate Court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or the transaction contemplated hereunder or for recognition or enforcement of any judgment in any such action, suit or proceeding, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the subject matter thereof may not be litigated in or by such courts.

     (c) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

12. Costs. The Sponsor shall pay all expenses that are incidental to the performance of the obligations of the Seller and the Sponsor under this Agreement.


13. Characterization. (a) It is the express intent of the parties hereto that the conveyance of the Collateral Securities by the Seller to the Depositor contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of the related Collateral Securities. It is, further, not the intention of the parties that such conveyance be deemed a pledge by the Seller of the rights, titles and interests in and to such Collateral Securities conveyed to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, such rights, titles and interests in and to the Collateral Securities intended to be conveyed by the Seller are held to continue to be property of the Seller, then (a) this Agreement shall also be deemed to be a security agreement under applicable law;
(b) the conveyance of such Collateral Securities provided for herein shall be deemed to be a grant by the Seller to the Depositor of a first priority security interest in the rights, titles and interests in and to such Collateral Securities intended to be conveyed by the Seller, all amounts payable to the holders of such Collateral Securities in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Trustee of the Collateral Securities and such other items of property as constitute instruments, money, negotiable documents, chattel paper or investment property shall be deemed to be "possession" by the secured party and "control" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in any applicable jurisdiction (including but not limited to Sections 9-313 and 9-106 thereof); and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor or any successor thereto for the purpose of perfecting such security interest under applicable law. Any assignment of the rights, titles and interests of the Depositor in and to the Collateral Securities pursuant to any provision of the Indenture shall also be deemed to be an assignment of any related security interests created hereby.

     (b) On or prior to the Closing Date, the Seller shall mark its records to reflect that the Collateral Securities have been sold in accordance with this Agreement. In addition, the Seller and the Sponsor agree that from time to time, at the Sponsor's expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that the Depositor, the Issuer or the Trustee may reasonably request in order to perfect, protect or more fully evidence the purchases hereunder, or to enable the Depositor, the Issuer or the Trustee to exercise or enforce any of their respective rights with respect to the Collateral Securities.

     (c) The Seller hereby authorizes the Depositor or its assignee or designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral Securities now existing or hereafter arising in the name of the Seller as debtor and, to the extent permitted by the Deposit Transfer Agreement and the Indenture, to notify the issuers of the Collateral Securities of the sale of the Collateral Securities.

14. Survival. Each of the Sponsor, the Seller and the Depositor agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to have been relied upon by the Sponsor, the Seller and the Depositor, respectively, notwithstanding any investigation heretofore or hereafter made by the other party or on the other party's behalf, and that the representations, warranties and agreements made by the Sponsor and the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Collateral Securities.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


16. Notice and Acknowledgment of Assignment. The Sponsor and the Seller hereby consent to, and hereby confirm and agree that the Depositor may assign its rights, title and interest in (but not its obligations under) this Agreement to the Issuer pursuant to the Depositor Transfer Agreement; and the Sponsor and the Seller by their signatures below agree to, and acknowledge, that such assignment has been made. The parties hereto acknowledge that the Issuer and the Trustee are express third party beneficiaries hereof entitled to enforce the provisions hereof as if they were actually parties hereto, including, without limitation, the provisions of Section 5 hereof. The Depositor hereby gives notice to the Seller and the Sponsor that the Depositor has sold, pursuant to the Depositor Transfer Agreement, to the Issuer all of the Depositor's right, title and interest in and to the Collateral Securities and this Agreement, and that the Issuer has pledged, pursuant to the Indenture, to the Trustee all of the Issuer's right, title and interest in and to the Collateral Securities and this Agreement. The Sponsor and the Seller hereby acknowledge that upon receipt of this notice, (i) the Seller has directed that all payments under or arising from the Collateral Securities on and after August 1, 2002, should be made to the Collection Account or, if otherwise specified by written notice from the Trustee from time to time, to the Trustee or to its order, (ii) all remedies provided for in this Agreement or available at law or in equity are exercisable by the Trustee, (iii)

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

all rights to compel performance by the Sponsor or the Seller are exercisable by the Trustee and (iv) all rights, interests and benefits whatsoever accruing to or for the benefit of the Depositor arising from the this Agreement belong to the Trustee. By its execution of this Agreement, the Sponsor and the Seller hereby acknowledge receipt of this notice and confirm that it has not received notice of any previous assignments or charges of or over any of the rights, interests and benefits referred to in the foregoing notice. The Sponsor and the Seller further confirm that no amendment, waiver, release or termination of any such rights, interests and benefits shall be effective without the prior written consent of the Trustee.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.

                                     DELAWARE SECURITIES HOLDINGS, INC.

                                     By: /s/ Shelly Rubin
                                         -----------------------------
                                     Name: Shelly L. Rubin
                                     Title: Vice President

                                     DELAWARE BONDS HOLDINGS, INC.

                                     By: /s/ Shelly Rubin
                                         -----------------------------
                                     Name: Shelly L. Rubin
                                     Title: Vice President


                                     DEBI EQUITY, INC.

                                     By: /s/ Shelly Rubin
                                         -----------------------------
                                     Name: Shelly L. Rubin
                                     Title: Vice President

                                   Schedule I

                          Collateral Security Schedule

                                                            Certain CMBS Characteristics
------------------------------------------------------------------------------------------------------------------------------------
                           Rating/(1)/
                         --------------                      Aggregate                Initial % of
                                           Additional     Class Balance                  CMBS
                                             Rating      of entire CMBS Contributed   Collateral
#         Issue   Class Moody's S&P  Fitch Agencies/(2)/   Class/(1)/    Face Value Securities/(1)/ Subordination %/(1)/ Coupon/(1)/
------------------------------------------------------------------------------------------------------------------------------------
  1 BACM 2000-2    J            BB+                       $ 34,479,629  $ 6,579,133      0.8%               5.72%           7.00%
  2 BACM 2000-2    K      Ba2   BB                           5,561,230    4,065,341      0.5%               5.09%           7.00%
  3 BACM 2000-2    L      Ba3   BB-                          6,673,476    4,878,410      0.6%               4.33%           7.00%
  4 BACM 2000-2    M      B1    B+                           2,224,492    1,626,137      0.2%               4.07%           7.00%
  5 BACM 2000-2    N      B2    B                            6,673,477    4,878,410      0.6%               3.31%           7.00%
  6 BACM 2000-2    O      B3    B-                           4,448,984    3,252,273      0.4%               2.80%           7.00%
  7 BACM 2000-2    P      NR    NR                          24,469,414   10,485,557      1.3%               0.00%           7.00%
  8 BACM 2001-1    K      Ba2         BB                    23,480,584    8,012,049      1.0%               4.67%           6.13%
  9 BACM 2001-1    L      Ba3         BB-                    2,134,598    1,710,250      0.2%               4.44%           6.13%
 10 BACM 2001-1    M      B1          B+                     5,538,842    4,437,748      0.6%               3.85%           6.13%
 11 BACM 2001-1    N      B2          B                      6,788,329    5,438,843      0.7%               3.13%           6.13%
 12 BACM 2001-1    O      B3          B-                     5,883,218    4,713,663      0.6%               2.50%           6.13%
 13 BACM 2001-1    P      NR          NR                    23,532,872   11,052,495      1.4%               0.00%           6.13%
 14 BACM 2002-PB2  L      Ba2   BB                          19,675,751   10,791,801      1.3%               5.25%           6.29%
 15 BACM 2002-PB2  M      Ba3   BB-                          8,432,465    4,625,058      0.6%               4.50%           6.29%
 16 BACM 2002-PB2  N            B+                          13,276,452    7,281,899      0.9%               3.32%           6.29%
 17 BACM 2002-PB2  O            B                            7,234,924    3,968,228      0.5%               2.68%           6.29%
 18 BACM 2002-PB2  P            B-                           4,823,283    2,645,485      0.3%               2.25%           6.29%
 19 BACM 2002-PB2  Q      NR    NR                          25,260,130    8,121,570      1.0%               0.00%           6.29%
 20 CCMSC 2000-3   H            BB           Fitch           5,756,505    5,756,505      0.7%               5.07%           6.89%
 21 CCMSC 2000-3   I            BB-          Fitch           5,756,506    5,756,506      0.7%               4.31%           6.89%
 22 CCMSC 2000-3   J            B+           Fitch           9,594,175    9,594,175      1.2%               3.04%           6.89%
 23 CCMSC 2000-3   K            B            Fitch           3,837,671    3,837,671      0.5%               2.53%           6.89%
 24 CCMSC 2000-3   L            B-           Fitch           3,837,670    3,837,670      0.5%               2.03%           6.89%
 25 CCMSC 2000-3   M            NR                          15,350,681    8,801,524      1.1%               0.00%           6.89%
 26 CMAT 1999-C2   G      Ba1              S&P, Fitch       15,503,000    3,341,706      0.4%               9.51%           6.00%
 27 CMAT 1999-C2   H      Ba2              S&P, Fitch       15,503,000    3,341,706      0.4%               7.45%           6.00%
 28 CMAT 1999-C2   J      Ba2              S&P, Fitch        7,751,000    1,670,494      0.2%               6.42%           6.00%
 29 CMAT 1999-C2   K      Ba3              S&P, Fitch       11,627,000    8,353,906      1.0%               4.88%           6.00%

                                                            Certain CMBS Characteristics
------------------------------------------------------------------------------------------------------------------------------------

                            Rating/(1)/
                          --------------                      Aggregate              Initial % of
                                            Additional     Class Balance                  CMBS
                                              Rating      of entire CMBS Contributed Collateral
#    Issue        Class Moody's S&P  Fitch  Agencies/(2)/    Class/(1)/   Face Value Securities/(1)/ Subordination %(1)/ Coupon/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
 30 CMAT 1999-C2    L   B1                  S&P, Fitch       7,751,000     5,569,031    0.7%            3.85%             6.00%
 31 CMAT 1999-C2    M   B2                  S&P, Fitch       7,751,000     5,569,031    0.7%            2.83%             6.00%
 32 CMAT 1999-C2    N   B3                  S&P, Fitch       5,813,000     4,176,594    0.5%            2.06%             6.00%
 33 CMAT 1999-C2   Q1   NR                                  15,510,294     6,532,565    0.8%            0.00%             6.00%
 34 CSFB 1998-C2    F   Ba2           BB                   105,600,000    21,120,000    2.6%            6.76%             6.75%
 35 CSFB 1998-C2    G   Ba3           BB-                   19,200,000    13,459,200    1.7%            5.71%             6.75%
 36 CSFB 2000-C1    H           BB    BB                    12,500,000     3,047,759    0.4%            4.96%             7.33%
 37 CSFB 2000-C1    J           BB-   BB-                    9,800,000     7,240,735    0.9%            4.07%             7.33%
 38 CSFB 2000-C1    K           B+    B+                    11,100,000     8,201,241    1.0%            3.05%             7.33%
 39 CSFB 2000-C1    L            B    B                      9,700,000     7,166,850    0.9%            2.17%             7.33%
 40 CSFB 2000-C1    M                 B-                     8,400,000     6,206,345    0.8%            1.40%             7.33%
 41 CSFB 2000-C1    N           NR    NR                    15,299,815     6,626,506    0.8%            0.00%             7.33%
 42 CSFB 2001-CP4   J           BB    BB                    19,149,000     6,848,924    0.9%            4.53%             6.00%
 43 CSFB 2001-CP4   K           BB-   BB-                   10,311,000     7,061,925    0.9%            3.65%             6.00%
 44 CSFB 2001-CP4   L           B+    B+                     8,838,000     6,053,079    0.8%            2.89%             6.00%
 45 CSFB 2001-CP4   M           B     B                      7,365,000     5,044,232    0.6%            2.26%             6.00%
 46 CSFB 2001-CP4   N           B-    B-                     5,892,000     4,035,386    0.5%            1.76%             6.00%
 47 CSFB 2001-CP4   O           NR    NR                    20,621,722     8,279,213    1.0%            0.00%             6.00%
 48 CSFB 2002-CKP1  L   Ba2     BB                          16,134,000     9,375,225    1.2%            5.14%             6.29%
 49 CSFB 2002-CKP1  M   Ba3                                  8,688,000     5,770,071    0.7%            4.26%             6.29%
 50 CSFB 2002-CKP1  N   B1      B+                           7,447,000     4,945,775    0.6%            3.51%             6.29%
 51 CSFB 2002-CKP1  O   B2      B                            8,687,000     5,768,411    0.7%            2.63%             6.29%
 52 CSFB 2002-CKP1  P   B3      B-                           4,965,000     3,297,184    0.4%            2.13%             6.29%
 53 CSFB 2002-CKP1  Q   Caa2    CCC                          4,964,000     1,932,305    0.2%            1.63%             6.29%
 54 CSFB 2002-CKP1  S   NR      NR                          16,134,599     6,280,598    0.8%            0.00%             6.29%
 55 FUCMT 1999-C1   F   Ba2     BB                          52,445,000     9,177,875    1.1%            6.84%             5.35%
 56 FUCMT 1999-C1   G   B2      B                           37,877,000    26,513,900    3.3%            3.42%             5.35%
 57 FUNBC 2001-C2   K   Ba1     BB+                         15,023,000     3,747,346    0.5%            6.31%             6.46%
 58 FUNBC 2001-C2   L   Ba2     BB                          20,031,000     7,517,926    0.9%            4.29%             6.46%

                                                            Certain CMBS Characteristics
------------------------------------------------------------------------------------------------------------------------------------
                            Rating/(1)/
                        ------------------                  Aggregate                Initial % of
                                            Additional   Class Balance                  CMBS
                                              Rating     of entire CMBS Contributed  Collateral
#  Issue           Class Moody's S&P Fitch  Agencies/(2)/  Class/(1)/    Face Value Securities/(1)/ Subordination %/(1)/ Coupon/(1)/
------------------------------------------------------------------------------------------------------------------------------------
59 FUNBC 2001-C2     M    Ba3    BB-                          5,008,000   3,753,342      0.5%            3.78%             6.46%
60 FUNBC 2001-C2     N    B1     B+                           6,048,000   4,532,790      0.6%            3.17%             6.46%
61 FUNBC 2001-C2     O    B2     B                            5,908,000   4,427,864      0.6%            2.58%             6.46%
62 FUNBC 2001-C2     P    B3     B-                           3,939,000   2,952,159      0.4%            2.18%             6.46%
63 FUNBC 2001-C2     Q    NR     NR                          21,663,038   9,517,326      1.2%            0.00%             6.46%
64 FUNBC 2001-C3     K           BB   BB                     14,330,000   4,497,594      0.6%            5.29%             6.16%
65 FUNBC 2001-C3     L           BB   BB-                     6,141,000   5,523,945      0.7%            4.53%             6.16%
66 FUNBC 2001-C3     M           BB-  B+                      4,094,000   3,682,630      0.5%            4.03%             6.16%
67 FUNBC 2001-C3     N           B+   B                       6,142,000   5,524,845      0.7%            3.27%             6.16%
68 FUNBC 2001-C3     O           B-   B-                      4,094,000   3,682,630      0.5%            2.77%             6.16%
69 FUNBC 2001-C3     P           NR   NR                     22,518,217  11,873,700      1.5%            0.00%             6.16%
70 FUNBC 2001-C4     N    B1     B+                           7,029,000   5,623,200      0.7%            3.80%             6.00%
71 FUNBC 2001-C4     O    B2     B                            6,938,000   5,550,400      0.7%            3.09%             6.00%
72 FUNBC 2001-C4     P    B3     B-                           4,626,000   3,700,800      0.5%            2.61%             6.00%
73 FUNBC 2001-C4     Q    NR     NR                          25,443,069  11,931,671      1.5%            0.00%             6.00%
74 GECMC 2001-3      J           BB-  BB-                     7,229,000   6,166,857      0.8%            4.52%             6.00%
75 GECMC 2001-3      K           B+   B+                     12,048,000  10,277,811      1.3%            3.27%             6.00%
76 GECMC 2001-3      L           B    B                       4,819,000   4,110,954      0.5%            2.76%             6.00%
77 GECMC 2001-3      M           B-   B-                      4,819,000   4,110,954      0.5%            2.26%             6.00%
78 GECMC 2001-3      N           NR   NR                     21,687,068  10,844,969      1.4%            0.00%             6.00%
79 JPMCC 2002-CIBC4  G    Ba1         BB+                    13,981,000   7,306,285      0.9%            6.25%             6.16%
80 JPMCC 2002-CIBC4  H    Ba2         BB                     11,984,000   8,755,851      1.1%            4.75%             6.16%
81 JPMCC 2002-CIBC4  J    Ba3         BB-                     3,994,000   2,918,130      0.4%            4.25%             6.16%
82 JPMCC 2002-CIBC4  K    B1          B+                      5,992,000   4,377,926      0.5%            3.50%             6.16%
83 JPMCC 2002-CIBC4  L    B2          B                       7,989,000   5,836,991      0.7%            2.50%             6.16%
84 JPMCC 2002-CIBC4  M    B3          B-                      3,995,000   2,918,861      0.4%            2.00%             6.16%
85 JPMCC 2002-CIBC4 NR    NR          NR                     15,978,296   6,479,304      0.8%            0.00%             6.16%
86 KEY 2000-C1       J    Ba2    BB                           4,081,000   3,452,400      0.4%            5.86%             7.00%
87 KEY 2000-C1       K    Ba3    BB-                          6,122,000   5,179,023      0.6%            5.09%             7.00%


                                                            Certain CMBS Characteristics
------------------------------------------------------------------------------------------------------------------------------------
                            Rating/(1)/
                        ------------------                 Aggregate                Initial % of
                                           Additional    Class Balance               CMBS
                                             Rating      of entire CMBS Contributed Collateral
#   Issue         Class Moody's S&P  Fitch Agencies/(2)/  Class/(1)/     Face Value Securities/(1)/ Subordination %/(1)/ Coupon/(1)/
------------------------------------------------------------------------------------------------------------------------------------
 88 KEY 2000-C1     L            B+                      12,252,000     10,364,814    1.3%              3.56%            7.00%
 89 KEY 2000-C1     M    B2                              10,204,000      8,632,269    1.1%              2.29%            7.00%
 90 KEY 2000-C1     N    B3                               6,122,000      5,179,023    0.6%              1.53%            7.00%
 91 KEY 2000-C1     O    NR      NR                      12,245,929      6,072,787    0.8%              0.00%            7.00%
 92 LBUBS 2000-C3   J    Ba2          BB                 16,322,000      3,855,562    0.5%              3.81%            7.59%
 93 LBUBS 2000-C3   K    Ba3          BB-                 9,792,000      4,367,615    0.5%              3.05%            7.59%
 94 LBUBS 2000-C3   L    B1                              10,446,000      9,318,649    1.2%              2.23%            7.59%
 95 LBUBS 2000-C3   M    B2                              11,751,000     10,482,811    1.3%              1.32%            7.59%
 96 LBUBS 2000-C3   N    B3                               3,917,000      3,494,270    0.4%              1.02%            7.59%
 97 LBUBS 2000-C3   P    NR                              13,057,485      6,828,169    0.9%              0.00%            7.59%
 98 LBUBS 2000-C5   H    Ba1     BB+                     19,944,000      4,326,476    0.5%              5.14%            6.22%
 99 LBUBS 2000-C5   J    Ba2     BB                       9,972,000      4,326,476    0.5%              4.11%            6.22%
100 LBUBS 2000-C5   K    Ba3     BB-                      4,985,000      4,313,497    0.5%              3.60%            6.22%
101 LBUBS 2000-C5   L    B1      B+                       7,479,000      6,471,543    0.8%              2.83%            6.22%
102 LBUBS 2000-C5   M    B2      B                        4,986,000      4,314,362    0.5%              2.31%            6.22%
103 LBUBS 2000-C5   N    B3      B-                       4,986,000      4,314,362    0.5%              1.80%            6.22%
104 LBUBS 2000-C5   P            CCC                      2,493,000      1,264,528    0.2%              1.54%            6.22%
105 LBUBS 2000-C5   Q    NR      NR                      14,958,255      7,587,296    0.9%              0.00%            6.22%
106 LBUBS 2001-C3   H            BB+       Fitch         15,534,000      5,886,969    0.7%              5.03%            6.16%
107 LBUBS 2001-C3   J            BB        Fitch         20,711,000      8,830,453    1.1%              3.52%            6.16%
108 LBUBS 2001-C3   K            BB-       Fitch          6,904,000      4,064,363    0.5%              3.02%            6.16%
109 LBUBS 2001-C3   L            B+        Fitch         10,355,000      6,095,956    0.8%              2.27%            6.16%
110 LBUBS 2001-C3   M            B         Fitch          3,452,000      2,032,182    0.3%              2.01%            6.16%
111 LBUBS 2001-C3   N            B-        Fitch          6,904,000      4,064,363    0.5%              1.51%            6.16%
112 LBUBS 2001-C3   P            CCC       Fitch          3,452,000      1,191,254    0.1%              1.26%            6.16%
113 LBUBS 2001-C3   Q            NR                      17,259,716      5,956,171    0.7%              0.00%            6.16%
114 LBUBS 2002-C1   L    Ba2     BB                      13,982,000     10,499,881    1.3%              3.51%            6.43%
115 LBUBS 2002-C1   M    Ba3     BB-                      6,214,000      4,666,447    0.6%              3.00%            6.43%
116 LBUBS 2002-C1   N    B1      B+                       6,215,000      4,667,198    0.6%              2.50%            6.43%

                                                    Certain CMBS Characteristics
------------------------------------------------------------------------------------------------------------------------------------
                            Rating/(1)/
                        ------------------                 Aggregate               Initial % of
                                           Additional    Class Balance               CMBS
                                             Rating      of entire CMBS Contributed Collateral
#   Issue         Class Moody's S&P  Fitch Agencies/(2)/  Class/(1)/     Face Value Securities/(1)/ Subordination %/(1)/ Coupon/(1)/
------------------------------------------------------------------------------------------------------------------------------------
117 LBUBS 2002-C1   P   B2     B                             6,214,000    4,666,447     0.6%            2.00%               6.43%
118 LBUBS 2002-C1   Q   B3     B-                            4,661,000    3,500,211     0.4%            1.63%               6.43%
119 LBUBS 2002-C1   S   Caa2   CCC                           3,107,000    1,367,723     0.2%            1.38%               6.43%
120 LBUBS 2002-C1   T   NR     NR                           17,089,924    7,523,103     0.9%            0.00%               6.43%
121 SBM7 2000-C3    J   Ba2    BB                            6,860,000    3,430,000     0.4%            4.57%               7.00%
122 SBM7 2000-C3    K   Ba3    BB-                           5,716,000    2,858,000     0.4%            3.93%               7.00%
123 SBM7 2000-C3    L   B1     B+                           10,290,000   10,290,000     1.3%            2.79%               7.00%
124 SBM7 2000-C3    M   B2     B                             4,574,000    4,574,000     0.6%            2.28%               7.00%
125 SBM7 2000-C3    N   B3     B-                            3,430,000    3,430,000     0.4%            1.90%               7.00%
126 SBM7 2000-C3    P   NR     NR                           17,150,060   10,053,273     1.3%            0.00%               7.00%
127 WBCMT 2002-1    H   Ba1    BB+                          15,438,000    2,398,210     0.3%            7.38%               6.29%
128 WBCMT 2002-1    J   Ba2    BB                           17,814,000    8,301,316     1.0%            5.50%               6.29%
129 WBCMT 2002-1    K   Ba3    BB-                           4,750,000    2,951,786     0.4%            5.00%               6.29%
130 WBCMT 2002-1    L          B+                            9,980,000    6,201,174     0.8%            3.95%               6.29%
131 WBCMT 2002-1    M   B2     B                             7,036,000    4,371,452     0.5%            3.21%               6.29%
132 WBCMT 2002-1    N   B3     B-                            4,690,000    2,914,508     0.4%            2.72%               6.29%
133 WBCMT 2002-1    O   NR     NR                           25,796,449    9,395,972     1.2%            0.00%               6.29%
------------------------------------------------------------------------------------------------------------------------------------
 Total/Weighted Average                                                $800,629,578   100.0%            2.94%               6.44%
------------------------------------------------------------------------------------------------------------------------------------

1)     As of May 2002, after giving effect to all distributions made in May
       2002.

2) Indicated rating agencies reviewed underlying mortgage collateral and rated certain classes other than the contributed class.

                                   Schedule II

       Registration and Delivery Instructions for the Retained Securities

Security    Certificate No.    Denomination   Register in the Name of and Deliver to:
--------    ---------------    -------------  ----------------------------------------
Class G        G-144A-1        $  20,016,000  LaSalle Bank National Association, as
Notes                                         custodian for Delaware Bonds Holdings,
                                              Inc.

Class H        H-144A-1        $  27,021,000  LaSalle Bank National Association, as
Notes                                         custodian for  Delaware Bonds Holdings,
                                              Inc.

Preferred        "P" 1         $ 145,114,289  LaSalle Bank National Association, as
Shares                                        custodian for Delaware Bonds Holdings,
                                              Inc.